UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2008

Able Energy, Inc.
(Exact name of registrant specified in charter)

Delaware	001-15035	22-3520840
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

198 Green Pond Road, Rockaway, NJ 07866
(Address of principal executive offices)  (Zip Code)

(973) 625-1012
Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December  18, 2008, the Board of Directors of Able Energy, Inc. (the “Company”) appointed John F. O’Brien as interim Chief Financial Officer of the Company. There are no family relationships between Mr. O’Brien and any director or executive officer of the Company.

Mr. O’Brien will replace Daniel L. Johnston, who resigned as Chief Financial Officer of the Company effective as of December 15, 2008 for personal reasons. There are no disputes between the Company and Mr. Johnston.  Mr. Johnston will continue to assist the Company on a consulting basis as his time permits and as required by the Company.

Mr. O’Brien, 57, has served as a Managing Director of investment banking at several retail brokerage firms, including: Aegis Capital Corp., a position which he has held since 2006; Ehrenkrantz King Nussbaum, Inc., from 2005 to 2006; Lane Capital Markets, LLC, from 2003 to 2005; and, Park Capital Securities, LLC, from 2001 to 2003, none of which is an affiliate of the Company.

As Managing Director of investment banking, Mr. O’Brien has assisted companies in sourcing start-up, early stage and growth capital through private placements to venture capital firms, institutional private equity investors and accredited individual investors.  He has managed numerous transactions related to mergers and acquisitions for clients ranging in size from small capitalization enterprises to Fortune 1000 companies, handled public market initial public offerings and provided strategic and financial advisory services to both public and private corporations in a variety of industries.

As an experienced financial professional, Mr. O’Brien has been actively involved in the financial accounting management of several companies along with extensive knowledge of regulatory requirements of public companies. Previously, he worked as the chief financial officer of Miles River Development Corporation in Boston, Massachusetts, as well as MultiTechnics Corporation of Boston, a chain of retail stores.

Mr. O’Brien holds a Bachelor of Arts degree in economics from Boston College.

The Company will continue to engage outside, independent financial consultants to assist Mr. O’Brien with the preparation of the Company’s SEC filing requirements.

A press release announcing the appointment of John F. O’Brien is attached to this Current Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated December 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Able Energy, Inc.

By:	/s/ Gregory D. Frost
Name:	Gregory D. Frost
Title:	Chief Executive Officer
Dated:	December 19, 2008